Exhibit 99.1

                               [GRAPHIC OMITTED]

                           SELIGMAN NEW TECHNOLOGIES
                                    FUND II

                                Quarterly Booklet

                                 SEPTEMBER 2005

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com, contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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SEPTEMBER 2005

                               PORTFOLIO MANAGER
                                   COMMENTARY

SELIGMAN NEW TECHNOLOGIES FUND II

Manager Commentary (as of 9/30/05)

Public Technology Market Analysis

While we continue to see both the economy and IT markets slowly improve, we are becoming more cautious given rising energy prices and the uncertain outlook for consumer spending. Large enterprise customers continue to take a cautious view on IT spending, waiting for stronger signs that the nation's economic recovery is sustainable and that their own business fundamentals will improve.

We think Technology spending will more closely mirror the fluctuations in the economy as the industry continues to mature. In the past we have had strong drivers for technology spending, such as the upgrade of enterprise applications, Y2K remediation, Windows operating system upgrade cycles, and digital handset upgrade cycles.

Over the next 12 months we see some positive incremental drivers, but none that we believe will drive broad-based demand. These incremental drivers include the shift from desktop PCs to laptops, color screens and cameras going into cell phones, security software spending, and the continued shift of advertising dollars away from traditional media to the Internet. Longer-term drivers that we will be watching over the next few years include the advent of service-oriented architecture platforms, mobile device proliferation and broader adoption of mobile computing, WiFi, and 3-G mobile phones.

Reflecting our cautiously optimistic view, we expect that enterprise IT budgets will grow in the low to mid-single digits in 2005 versus the 9% and 12% growth we saw in 1999 and 2000, respectively. We have sought to position the portfolio to leverage some of the incremental drivers, and we continue to seek out companies that have strong products and management teams, that can potentially generate strong earnings and cash flow growth, and whose valuations are reasonable.

Sector Outlook

The trends in the Internet sector continue to be strong. Specifically, we continue to see advertising dollars migrate online. Most Fortune 1000 companies still spend less than 5% of their advertising budget online. We like companies with online advertising exposure, but remain selective due to concerns about fair valuation.

We expect the enterprise software sector to benefit from a strong seasonal second half of the year. Additionally, we like companies that have a major product upgrade cycle coming as well as companies in fragmented and under-penetrated markets. That includes companies in access delivery and security software. We like companies that offer systems management tools that reduce the cost of ownership of running corporate IT infrastructure.

We have become more cautious on the video game software segment because of uncertainty concerning consumer holiday spending and because the segment is going through a console transition cycle.

In services, we are seeing rapid-demand growth in IT and business process outsourcing. The trend in offshore outsourcing also remains strong.

We continue to like the medical technology sector for its generally positive growth characteristics, high barriers of entry, and attractive operating margins. We have become more cautious, however, as valuations have risen.

We remain generally cautious on semiconductors and semiconductor capital equipment, with the exception of companies with exposure to notebook PCs, which we find more attractive. Our caution is derived from the continued capital expenditure cuts in the telecommunications industry and the difficult pricing environment in the wireless handset market, despite strong unit growth.

Semiconductor capital equipment stocks are trading at high valuations despite the fact that the vendors have been unable to garner pricing power for newer production equipment, even though this newer equipment has much greater capacity than the previous generation. This leads us to the conclusion that the peak


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SEPTEMBER 2005

SELIGMAN NEW TECHNOLOGIES FUND II

of this cycle for semiconductor companies will be lower than the prior one.

We are not optimistic about communications equipment. Growth remains tepid, yet valuations are high. The exception to this is companies with exposure to enterprise demand, where we are beginning to see the enterprise market start to pick up.

We are also still cautious on most sectors of hardware. We do see the PC market shifting more to notebooks, which should help average selling prices in unit growth, but this is mitigated by the cannibalization of the desktop market as buyers shift from desktops to notebooks. Pricing for both servers and storage remains very competitive. This creates pressure despite strong unit growth, and we believe this will temper top line growth.

Private Technology Market Analysis

Merger and acquisition activity, liquidity events, and the IPO market have improved since the first half of 2005. According to Dow Jones' VentureOne, a leading provider of information and analysis to the venture capital industry, 82 US venture-backed companies were acquired for a total of $6.02 billion in the third quarter of 2005. That translates into a value per deal of $73 million, which is lower than the June quarter's figure of $88 million and a 20% increase over the year-ago quarter's value of $61 million. In 2004, total investment for mergers and acquisitions for startups was $23 billion. With year-to-date figures for 2005 currently at $21 billion, 2005 will likely be the strongest year for mergers and acquisitions since 2000.

Technology stocks are virtually flat for the year. The cautious public-market climate continues to cause the other main exit avenue, initial public offerings, to be somewhat restricted, although better than in the first half of the year. There were 17 IPOs in the third quarter this year, compared with 14 in the third quarter of 2004 and 12 in the first half of 2005. $950 million was raised in these initial public offerings, which is less than the $1.7 billion raised for the same period last year (of which $1.2 billion was for Google alone). Five of the IPOs this quarter were from Information Technology companies, compared with seven from Health Care companies.

We remain cautious regarding the economy and specifically Information Technology. There is still a large amount of outstanding capital chasing startups. A recent Dow Jones VentureWire Newsletter article highlighted a number of brand name venture firms that intend to launch new mega funds, anywhere from $800 million to up to $2 billion each, in the next six to eight months. These offering sizes are at least as large as their previous funds, and early demand has been strong even though the average fund size is significantly higher than the $250 million to $500 million range that most brand name venture firms, especially early-stage firms, have gravitated towards in the past two years. This same article suggests that these mega funds are being raised on top of an already busy fundraising season. According to data from another Dow Jones publication, The Private Equity Analyst, investor demand is driving venture capital fundraising to the highest levels since the bubble burst in 2001, with 82 venture capital firms raising $18.5 billion for their funds in the first three quarters of 2005. With an abundance of capital remaining, we do not foresee the overhang in venture capital and private equity abating in the near term. We believe the previous trends we have identified and discussed in the past, such as excessive valuations for the best late-stage venture companies and the general overcrowding of technology market segments that comes from too much money chasing too many deals, will continue for the foreseeable future.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


5 of 16

SEPTEMBER 2005

                                   TOP PRIVATE
                               HOLDINGS PROFILES

SELIGMAN NEW TECHNOLOGIES FUND II

Top 10 Private Holdings (as of 9/30/05)

                                  ----------------------------------------------
                                  Headquarters: Herndon, VA
Cybertrust, Inc.                  Founded: 2004
--------------------------------- www.cybertrust.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

Company Description:

      Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with intelligence, technology, and expertise to track threats, find security gaps, improve protection and enhance procedures.

                                  ----------------------------------------------
                                  Headquarters: Newton Center, MA
GrandBanks Capital                Founded: 2000
--------------------------------- www.grandbankscapital.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

Company Description:

      GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

      GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                  ----------------------------------------------
                                  Headquarters: Lexington, MA
MarketSoft Corporation            Founded: 1998
--------------------------------- www.marketsoft.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

Company Description:

      MarketSoft provides solutions that potentially drive new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions to help companies better acquire, cross sell, and retain customers. These solutions are built on a distributed architecture specifically designed for the extended enterprise and an award-winning product platform that potentially increases marketing effectiveness, reduces operating costs, accelerates revenue conversion, and improves visibility across organizational boundaries.

      MarketSoft facilitates potential revenue growth by organizing and automating the business processes between Marketing, Customer Service, Sales, business lines and delivery channels according to each of their customer's business rules.

      MarketSoft's acquisition, cross sell and retention solutions are built upon a DemandMore* Revenue(TM) suite and powered by their distributed rules engine platform.

      MarketSoft clients employ the DemandMore*Revenue(TM) suite as a complete revenue process management solution for customer acquisition, cross sell, and retention.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SEPTEMBER 2005

SELIGMAN NEW TECHNOLOGIES FUND II

                                          --------------------------------------
                                          Headquarters: San Jose, CA
Nextest Systems Corp.                     Founded: 1997
----------------------------------------- www.nextest.com
                                          Industry/Sector: Other
                                          --------------------------------------

Company Description:

      Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for non-volatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products address the demand for increased speeds, reliability, functionality and capacity, while potentially reducing time to market and the cost of tests.

      Nextest Systems' research and development, marketing, worldwide sales, customer support, and manufacturing are located in San Jose, California. The Company addresses its customer base with a combination of direct sales efforts augmented by use of manufacturer's representatives. Manufacturing is extensively subcontracted to outside suppliers, providing Nextest with the production capacity and flexibility to handle customer requirements.

                                                --------------------------------
Asia Internet Capital Ventures, L.P.            Headquarters: Hong Kong, China
----------------------------------------------- Founded: 1999
                                                Industry/Sector: Fund of Funds
                                                --------------------------------

Company Description:

      Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

                                          --------------------------------------
                                          Headquarters: London, United Kingdom
Tower Gate PLC                            Founded: 2000
----------------------------------------- www.tower-gate.com
                                          Industry/Sector: Fund of Funds
                                          --------------------------------------

Company Description:

      Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

      The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

      Although the Company is active across many sectors and disciplines, their core strengths lie in:

      o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs
            (MBOs), management buy ins (MBIs), and turnarounds.

      o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

      o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

      o Fund Management - managing portfolios on behalf of institutions and individuals.

      Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


8 of 16

SEPTEMBER 2005

SELIGMAN NEW TECHNOLOGIES FUND II

                                 -----------------------------------------------
                                 Headquarters: Fort Lauderdale, FL
GMP Companies, Inc.              Founded: 1999
-------------------------------- www.gmpcompanies.com
                                 Industry/Sector: Other -- Medical Technologies
                                 -----------------------------------------------

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                             ---------------------------------------------------
                             Headquarters: Los Angeles, CA
Adexa, Inc.                  Founded: 1994
---------------------------- www.adexa.com
                             Industry/Sector: Enterprise Business Infrastructure
                             ---------------------------------------------------

Company Description:

      Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

      Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

                                  ----------------------------------------------
                                  Headquarters: New York, NY
Index Stock Imagery, Inc.         Founded: 1991
--------------------------------- www.indexstock.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

Company Description:

      Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

      Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business an home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SEPTEMBER 2005

SELIGMAN NEW TECHNOLOGIES FUND II

                                          --------------------------------------
                                          Headquarters: San Jose, CA
FusionOne, Inc.                           Founded: 1998
----------------------------------------- www.fusionone.com
                                          Industry/Sector: Wireless
                                          --------------------------------------

Company Description:

      FusionOne offers a suite of services for mobile phone users, distributed through partnerships with wireless operators and select retailers. Leveraging its Mighty Mobile Services Platform (MMSP), FusionOne's turn-key service offerings include MightyPhone (mobile organizer), MightyBackup (automatic address book protection) and FusionOne Plus (PC Sync Service). With each offering, product name, branding, and feature sets may be changed according to the needs of the operator.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SEPTEMBER 2005

                                 PERFORMANCE AND
                               PORTFOLIO ANALYSIS

SELIGMAN NEW TECHNOLOGIES FUND II

Performance & Portfolio Analysis (9/30/05)

-------------------------
New Technologies Fund II  Inception Date: 06/22/2000
-------------------------

Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

-----------------
Portfolio Returns
-----------------

                                                                             Goldman            Goldman
                                                        Fund                  Sachs              Sachs
                                                     Performance            Tech Index       Blended Index(1)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Since Inception                (76.2%)                (61.0%)             (65.2%)
-------------------------------------------------------------------------------------------------------------
Average Annual Return Since Inception                  (23.8%)                (16.4%)             (18.1%)
-------------------------------------------------------------------------------------------------------------
Five-Year Annual Average Return                        (23.0%)                (15.2%)             (17.2%)
-------------------------------------------------------------------------------------------------------------
One Year Total Return                                   21.6%                  13.8%               20.6%
-------------------------------------------------------------------------------------------------------------
YTD Total Return                                        (5.3)%                 (0.8)%               2.9%
-------------------------------------------------------------------------------------------------------------

--------------------------
Sector Analysis (% of NAV)
--------------------------

                                                        Public                Private               Total
-------------------------------------------------------------------------------------------------------------
Broadband and Fiber Optics                               0.0%                   0.0%                0.0%
-------------------------------------------------------------------------------------------------------------
Digital Enabling Technologies                            2.1%                  12.6%               14.7%
-------------------------------------------------------------------------------------------------------------
Enterprise Business Infrastructure                      19.0%                   0.5%               19.5%
-------------------------------------------------------------------------------------------------------------
Internet Business-to-Consumer                            3.3%                   0.0%                3.3%
-------------------------------------------------------------------------------------------------------------
Wireless                                                 0.0%                   0.2%                0.2%
-------------------------------------------------------------------------------------------------------------
Other                                                   53.1%                   9.2%               62.3%
-------------------------------------------------------------------------------------------------------------
Total                                                   77.5%                  22.5%              100.0%
-------------------------------------------------------------------------------------------------------------

Top Holdings

----------------------
Top 10 Public Holdings
----------------------

(Represents 33.2% of Net Assets)
--------------------------------------------------------------------------------
Advanced Micro Devices
--------------------------------------------------------------------------------
Synantec
--------------------------------------------------------------------------------
Synopsis
--------------------------------------------------------------------------------
Computer Associates International
--------------------------------------------------------------------------------
Microsoft
--------------------------------------------------------------------------------
BMC Software
--------------------------------------------------------------------------------
MEMC Electronics Materials
--------------------------------------------------------------------------------
Amdocs
--------------------------------------------------------------------------------
Oracle
--------------------------------------------------------------------------------
Yahoo
--------------------------------------------------------------------------------

-----------------------
Top 10 Private Holdings
-----------------------

(Represents 22.4% of Net Assets)
--------------------------------------------------------------------------------
Cybertrust
--------------------------------------------------------------------------------
GrandBanks Capital
--------------------------------------------------------------------------------
MarketSoft
--------------------------------------------------------------------------------
Nextest Systems
--------------------------------------------------------------------------------
Asia Internet Capital Ventures
--------------------------------------------------------------------------------
Tower Gate PLC
--------------------------------------------------------------------------------
GMP Companies
--------------------------------------------------------------------------------
Adexa
--------------------------------------------------------------------------------
Index Stock Imagery
--------------------------------------------------------------------------------
FusionOne
--------------------------------------------------------------------------------


-------------------------------
Venture Capital Advance/Decline
Information(2)
-------------------------------

Since 6/30/05                                                           # of Cos
--------------------------------------------------------------------------------
Advancing Issues                                                               5
Declining Issues                                                               6
--------------------------------------------------------------------------------
Active Investments(3)                                                         17
--------------------------------------------------------------------------------

----------------------------------------
Venture Capital Private Funding Analysis
----------------------------------------

                                                           Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                         22.5%
   Private Securities Funded to Break-Even(5)                              21.1%
   Private Securities Subject to Financing Risk(6)                          1.4%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                          4.2
--------------------------------------------------------------------------------

--------------------------------
Venture Capital Liquidity Events
--------------------------------

Completed IPOs Since Inception                                                3
--------------------------------------------------------------------------------
Companies Acquired by
Third Party Since Inception                                                  16
--------------------------------------------------------------------------------
Companies Currently in
SEC Registration                                                              0
--------------------------------------------------------------------------------
Total Private Investments
Since Inception                                                              44
--------------------------------------------------------------------------------
Failed Investments(4)                                                        11
--------------------------------------------------------------------------------

See footnotes on page 13. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 13 of this Quarterly Booklet.

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SEPTEMBER 2005

SELIGMAN NEW TECHNOLOGIES FUND II

Footnotes

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol:
      GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

(2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

(4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

13 of 16

SEPTEMBER 2005

                                INVESTMENT GROUP

SELIGMAN NEW TECHNOLOGIES FUND II

[PHOTO OMITTED]

Richard M. Parower, CFA

Managing Director (New York)

Joined Seligman: 2000

Investment/Industry Experience: 10 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

Also manages Seligman Global Technology Fund.

Prior Experience:

Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

Education:

BA (Economics) -Washington University; MBA (Finance/International Business) - Columbia

Public Industry Coverage:

Software (Applications & Security), Technology Services

[PHOTO OMITTED]

Reema D. Shah

Managing Director (California)

Joined Seligman: 2000

Investment/Industry Experience: 8 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

Prior Experience:

Senior Research Analyst covering data/transaction processing at Credit Suisse First Boston. Software Research Analyst/E-Commerce Applications and Tools with DLJ Technology Group. Investment Analyst Intern at Fayez Sarofim & Co.

Technology Equity Research Associate with Morgan Stanley.

Education:

BA (Psychology) and BS (Finance) magna cum laude - University of
Pennsylvania/Wharton; MBA - Northwestern/Kellogg

Public Industry Coverage: Software

[PHOTO OMITTED]

Lauren Wu

Senior Vice President/ Head of Venture Capital Investment (California)

Joined Seligman: 2001

Investment Experience:

6 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

Prior Experience:

Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

Education:

BS (Industrial Engineering Wilson Medal Scholar) -University of Toronto; MBA (Financial Management) -MIT/Sloan

Private Industry Coverage:

Generalist

Public Industry Coverage:

Media

[PHOTO OMITTED]

Vishal Saluja

Managing Director (California)

Joined Seligman: 2000

Investment/Industry Experience: 12 years

Prior Experience:

Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

Education:

BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

Private Industry Coverage:

Networking, Wireline Equipment

Public Industry Coverage:

Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools

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SELIGMAN NEW TECHNOLOGIES FUND II

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Ajay Diwan

Senior Vice President (California)

Joined Seligman: 2001

Investment Experience:

14 years

Prior Experience:

Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

Education:

BS (Electrical Engineering and Applied Physics) -Case Western Reserve; MBA (Finance) -Columbia

Private Industry Coverage:

Networking, Wireline Equipment, Data Storage

Public Industry Coverage:

Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

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Sangeeth Peruri

Vice President (California)

Joined Seligman: 2000

Investment Experience:

4 years

Prior Experience:

Analyst, Technology Investment Banking group at Morgan Stanley.

Education:

BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

Private Industry Coverage:

Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

Public Industry Coverage:

Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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